                                                                    EXHIBIT 99.1


               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


The following unaudited pro forma condensed financial statements set forth below for OptiCare Health Systems, Inc., ("OHS") give effect to the sale of substantially all of the assets and liabilities relating to North Carolina professional optometry practice locations and retail optical business (the "NCOP Facilities") that the company owned or operated.

The pro forma financial statements are derived from (i) the historical unaudited financial statements of the company for the six months ended June 30, 2002 and
(ii) the historical audited financial statements of OptiCare Health Systems, Inc. for the year ended December 31, 2001. The sale of the NCOP Facilities was reflected as a discontinued operation in the company's unaudited financial statements for the six months ended June 30, 2002, consistent with Financial Accounting Standard No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets".

The pro forma adustments included herein are based on available information and certain assumptions that management believes are reasonable and are described in the accompanying notes to the pro forma financial statements. The unaudited pro forma condensed financial statements presented herein do not necessarily represent the results of operation or financial position that the company would have obtained had the sale of the NCOP Facilities occurred at the beginning of the periods presented, as assumed, or intend to project the financial position or results of operations of the Company at or for any future date or period. The unaudited pro forma condensed financial statements should be read in conjunction with the historical financial statements of OptiCare Health Systems, Inc.

                 OPTICARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                  JUNE 30, 2002
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)


                                                          HISTORICAL          NCOP           PROFORMA           PRO FORMA
                                                              OHS         FACILITIES (a)    ADJUSTMENTS            OHS
                                                          ----------      --------------     -----------         ---------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                               $    3,035                                            $   3,035
  Accounts receivable, net                                     6,729                                                6,729
  Inventories                                                  2,174                                                2,174
  Deferred income taxes, current                               2,700                                                2,700
  Assets held for sale                                         2,656            (2,656)                                 -
  Other current assets                                           943                                100 (b)         1,043
                                                          ----------      ------------      -----------         ---------
    Total Current Assets                                      18,237            (2,656)             100            15,681
Property and equipment, net                                    3,751                                                3,751
Intangible assets, net                                         1,442                                                1,442
Goodwill, net                                                 20,516                                               20,516
Deferred income taxes, non-current                             1,800                                                1,800
Assets held for sale, non-current                              4,695            (4,695)                                 -
Other assets                                                   3,529                                900 (b)         4,429
                                                          ----------      ------------      -----------         ---------
    TOTAL ASSETS                                          $   53,970      $     (7,351)     $     1,000         $  47,619
                                                          ==========      ============      ===========         =========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                        $    4,124                                            $   4,124
  Accrued expenses                                             6,372                                                6,372
  Current portion of long-term debt                            1,725                                                1,725
  Liabilities of held for sale business                        1,877            (1,877)                                 -
  Other current liabilities                                    1,049                                                1,049
                                                          ----------      ------------      -----------         ---------
    Total Current Liabilities                                 15,147            (1,877)                            13,270
                                                          ----------      ------------      -----------         ---------

Long-term debt, less current portion                          23,849                             (4,000)(b)        19,849
Liabilities of held for sale business                            299              (299)                                 -
Other liabilities                                              1,091                                                1,091
                                                          ----------      ------------      -----------         ---------
    Total non-current liabilities                             25,239              (299)          (4,000)           20,940
                                                          ----------      ------------      -----------         ---------
Series B 12.5% voting, mandatorily redeemable,
cumulative, convertible preferred stock, $0.001
par value, 3,500,000 shares authorized, 3,204,959
shares issued and outstanding                                  4,487                                                4,487
                                                          ----------      ------------      -----------         ---------

STOCKHOLDERS' EQUITY:
Common Stock, $0.001 par value; 75,000,000 shares
authorized; 12,783,192 shares outstanding actual and
11,462,182 shares outstanding pro forma                           13                                 (2)(b)            11
Additional paid-in-capital                                    61,810                               (355)(b)        61,455
Accumulated deficit                                          (52,726)                               182 (c)       (52,544)
                                                          ----------      ------------      -----------         ---------
    Total Stockholders' Equity                                 9,097                               (175)            8,922
                                                          ----------      ------------      -----------         ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $   53,970      $     (2,176)     $    (4,175)        $  47,619
                                                          ==========      ============      ===========         =========




See Notes to Pro Forma Condensed Financial Statements.



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                 OPTICARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                              HISTORICAL         PRO FORMA         PRO FORMA
                                                                  OHS           ADJUSTMENTS           OHS
                                                              -----------       -----------       -----------
NET REVENUES:
  Managed care services                                       $    14,607                         $    14,607
  Product sales                                                    21,660                              21,660
  Other services                                                   10,655                              10,655
  Other income                                                        646                                 646
                                                              -----------       -----------       -----------
    Total net revenues                                             47,568                              47,568
                                                              -----------       -----------       -----------

OPERATING EXPENSES:
  Medical claims expense                                           11,651                              11,651
  Cost of product sales                                            17,193                              17,193
  Cost of services                                                  4,635                               4,635
  Selling, general and administrative                              12,485                              12,485
  Depreciation                                                        939                                 939
  Amortization                                                         89                                  89
    Interest expense, net                                           1,531              (170)(d)         1,361
                                                              -----------       -----------       -----------
      Total operating expenses                                     48,523              (170)           48,353
                                                              -----------       -----------       -----------

  Loss from continuing operations before income taxes                (955)              170              (785)

Income tax expense (benefit)                                         (382)               68 (e)          (314)
                                                              -----------       -----------       -----------
  Income (loss) from continuing operations                           (573)              102              (471)
Preferred stock dividend                                             (245)                               (245)
                                                              -----------       -----------       -----------
Income (loss) from continuing operations available to
  common stockholders                                         $      (818)      $       102       $      (716)
                                                              ===========       ===========       ===========

Weighted average shares outstanding- basic and diluted         12,780,101        (1,321,010)(b)    11,459,091

Basic and diluted income (loss) per share                     $     (0.06)                        $     (0.06)



See Notes to Pro Forma Condensed Financial Statements.

                 OPTICARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)


                                                              HISTORICAL           NCOP          PRO FORMA           PRO FORMA
                                                                 OHS           FACILITIES (a)    ADJUSTMENTS             OHS
                                                             ------------     ---------------    -----------        -------------
NET REVENUES:
   Managed care services                                     $     28,214                                503 (f)      $  28,717
   Product sales                                                   55,232            (19,745)          9,098 (f)         44,585
   Other services                                                  29,037             (7,841)                            21,196
                                                             ------------     --------------     -----------          ---------
     Total net revenues                                           112,483            (27,586)          9,601             94,498
                                                             ------------     --------------     -----------          ---------
OPERATING EXPENSES:
   Medical claims expense                                          22,191                                503 (f)         22,694
   Cost of product sales                                           35,029             (8,551)          8,916 (f)         35,394
   Cost of services                                                15,067             (5,539)                             9,528
   Selling, general and administrative                             37,089            (12,059)                            25,030
   Restructuring and one-time charges                               1,017                                                 1,017
   Depreciation                                                     2,491               (717)                             1,774
   Amortization                                                     1,427               (304)                             1,123
   Interest expense, net                                            3,022               (389)           (340)(d)          2,293
                                                             ------------     --------------     -----------          ---------
      Total operating expenses                                    117,333            (27,559)          9,079             98,853
                                                             ------------     --------------     -----------          ---------

    Loss from continuing operations before income taxes            (4,850)               (27)            522             (4,355)

Income tax expense (benefit)                                       (7,830)               (11)(e)         209 (e)         (7,632)
                                                             ------------     --------------     -----------          ---------
    Income (loss) from continuing operations                 $      2,980             $  (16)           $313          $   3,277
                                                             ============     ==============     ===========          =========

Weighted average shares outstanding- basic                     12,795,433                         (1,321,010)(b)     11,474,423
Weighted average shares outstanding- diluted                   13,214,236                         (1,321,010)(b)     11,893,226

Basic income per share                                            $  0.23                                                $ 0.29
Diluted income per share                                          $  0.23                                                $ 0.28







See Notes to Pro Forma Condensed Financial Statements.

           NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
                (AMOUNTS IN THOUSANDS, EXCEPT SHARE INFORMATION)

(a) Represents the historical financial position and results of operations of the NCOP Facilities, which are deducted to reflect the sale of these assets.

(b) Adjustment to reflect consideration received for the sale of the NCOP Facilities consisting of the following:

         Net cash consideration of $4,000 ($4,200 cash proceeds less estimated legal and other expenses of $200) used to pay down bank indebtedness.
         Promissory note receivable of $1,000 ($100 current; 900 non-current).
         Common stock of OHS received as consideration and retired --1,321,010 shares of common stock at $0.27 based on the closing trading price of the stock on the date of the sale.

(c) Represents change in estimate of loss from June 30, 2002 historical financial statements.

(d)  Adjustment to reflect estimated decrease in interest expense as a result of
     (i) the 4.0 million paydown of bank indebtedness (from proceeds on the sale) at an estimated average rate of 7.0% and (ii) interest income on the $1.0 million promissory note, received in connection with the sale, at 6%.

(e)  Adjustment to reflect estimated tax at the statutory rate of 40%.

(f) Adjustment represents inter-company transactions related to the NCOP Facilities. These transactions were excluded from the historical financial position and results of operations of OHS through eliminations in consolidation. These transactions are properly included herein for pro forma purposes since these transactions are expected to continue in the future through external sales/services to the buyers of these assets. Historical estimated gross margins were used for this purpose. The gross margin related to transactions with the managed care division is de minimus and therefore has not been presented as a pro forma adjustment.